UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2012

HICKORY TECH CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota	0-13721	41-1524393
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

221 East Hickory Street, P.O. Box 3248, Mankato, MN	56002-3248
(Address of principal executive offices)	(Zip Code)

(800) 326-5789
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02      Results of Operations and Financial Condition

        On October 24, 2012, Hickory Tech Corporation (the “Company,” “we,” or “our”) issued a press release announcing that it will restate certain of its historical financial statements and revise its financial results from fiscal year 2007 through the second quarter of fiscal year 2012 (the “Financial Statements”). A copy of the press release related to its revised financial results is attached hereto as Exhibit 99.1, and the information contained therein is incorporated herein by reference. As described in Item 4.02 below, the restatement and revision of financial information relates to the change in accounting for interest rate swaps associated with managing the Company’s exposure to interest rate fluctuations.

Item 4.02      Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

(a)
On October 18, 2012, management of the Company recommended and the Board of Directors of the Company concluded that the Company’s historical financial results from fiscal year 2007 though the second quarter of fiscal 2012 (the “Financial Statements”) should no longer be relied upon as a result of the accounting in those Financial Statements related to the Financial Accounting Standards Board (“FASB”) ASC 815, “Derivatives and Hedging.”  The Company will file an amendment to its Annual Report on Form 10-K for the year ended December 31, 2011, to amend and restate financial statements and other financial information as of December 31, 2011 and for each of the three years ended December 31, 2009, 2010 and 2011, and for each of the quarters in the years ended December 31, 2010 and 2011. In addition, the Company will file amendments to its Quarterly Reports on Form 10-Q for each of the periods ended March 31, 2012 and June 30, 2012.  The Company does not plan to amend other Quarterly Reports on Form 10Q. The Company’s Board of Directors and management discussed with its current and former independent accountants the matters disclosed in this Item 4.02(a) on October 18, 2012.

We utilize interest rate swap agreements to manage our exposure to interest rate fluctuations on a portion of our variable-interest rate debt. The difference between interest paid and interest received under the interest rate swap agreement, as determined by market interest rate changes, is transacted as a cash transfer to or from the counterparty to the interest rate swap agreement each quarter.

Recently, the Company and its former independent registered public accounting firm, Grant Thornton LLP (“former independent accountant”), discussed the accounting for interest rate swap agreements and concluded the changes in the fair value of interest rate swap agreements should have been reported as a non-cash interest charge within the statement of operations.  This conclusion was based on the documentation requirement at the inception of the interest swap agreements as well as on an ongoing basis.  The Company had previously recorded the changes in interest rate swap agreements within accumulated other comprehensive income/loss.

    The Company estimates the income statement effect to be as follows for the years ended December 31:

Net Income: Dollars in thousands	2011		2010		2009
	Net	Diluted	Net	Diluted	Net	Diluted
	Income	EPS	Income	EPS	Income	EPS
Previously Reported	$9,237	$0.69	$12,094	$0.91	$11,273	$0.86
Restated	$8,401	$0.63	$12,592	$0.95	$12,102	$0.93

Increase/(Decrease) due to
Accounting Change	$(836)	$(0.06)	$498	$0.04	$829	$0.07

Net Income: Dollars in thousands	2008		2007
	Net	Diluted	Net	Diluted
	Income	EPS	Income	EPS
Previously Reported	$8,029	$0.61	$8,635	$0.65
Restated	$6,925	$0.52	$7,761	$0.59

Increase/(Decrease) due to
Accounting Change	$(1,104)	$(0.09)	$(874)	$(0.06)

The Company estimates the impact on reported net income for the three-month periods ended March 31, 2012 and June 30, 2012 was insignificant.

There is no effect on previously reported cash flows from operating, investing, or financing activities for these changes.  The effectiveness of the interest rate swaps as economic hedge transactions has not been affected by this change in accounting treatment.  Likewise, this change has no effect on total comprehensive income, operating income, total stockholders’ equity, EBITDA as defined by our debt agreement, or the Company’s ability to pay dividends.

Management evaluated its prior conclusions regarding the effectiveness of the Company’s disclosure control and procedures and internal control over financial reporting.  Based on that evaluation, management has concluded that this matter resulted from a material weakness in the Company’s internal control over financial reporting pertaining to the application of FASB ASC 815 during 2009 through the second quarter 2012.  As a result of the material weakness pertaining to derivative financial instruments, the Company has concluded that its internal control over financial reporting and its disclosure controls and procedures were ineffective as of the periods referenced above.    Promptly following the identification of the material weakness in internal control over financial reporting as described above, management with the oversight of the audit committee began taking steps to remediate the material weakness.  The Company’s remediation plans and changes to internal control over financial reporting will be disclosed in its future periodic filings.

Management and the Company’s Audit Committee have consulted with the former and current independent accountants regarding the matters disclosed in this Form 8-K in reaching the conclusion to restate the Financial Statements for the above noted periods.

Certain statements included in this Form 8-K that are not historical facts are “forward-looking statements.” Such forward-looking statements are based on current expectations, estimates and projections about the effect of the restatement of the Financial Statements and management's beliefs and assumptions in connection therewith. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and probabilities. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they were made. The Company undertakes no obligation to update any of its forward-looking statements, except as required by law.

Item 9.01      Financial Statements and Exhibits.

        (d)    Exhibits

99.1	Press Release dated as of October 24, 2012 (furnished)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:  October 24, 2012

HICKORY TECH CORPORATION

By: /s/ John W. Finke
John W. Finke, President and Chief Executive Officer

By: /s/ David A. Christensen
David A. Christensen, Senior Vice President and Chief Financial Officer